Exhibit 10.5(a)
EXECUTION COPY
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
          FIRST AMENDMENT, dated as of August 18, 2005 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (“MAPCO Express”), and MAPCO FAMILY CENTERS, INC., a Delaware corporation (“MAPCO Family”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
          WHEREAS, MAPCO Express, MAPCO Family and the Lenders are parties to the Credit Agreement;
          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to MAPCO Express and MAPCO Family;
          WHEREAS, on June 24, 2005, MAPCO Family merged into and with MAPCO Express, and MAPCO Express was the surviving entity (the “Borrower”);
          WHEREAS, the Borrower has requested that the Lenders make certain amendments to the Credit Agreement; and
          WHEREAS, the Lenders agree to make such amendments solely upon the terms and conditions provided for in this Amendment;
          NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
          1. Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
          2. Amendment to Section 1.1 (Definitions). (a) Section 1.1 to the Credit Agreement is hereby amended by (x) deleting the word “and” at the end of paragraph (v) of the definition of “Consolidated EBITDA”, (y) deleting the period at the end of paragraph (vi) of such definition and substituting in lieu thereof”;”, and (z) adding the following paragraphs (vii) and (viii) of the definition of “Consolidated EBITDA” in the appropriate numerical order:

     “(vii) solely for the purpose of determining Consolidated EBITDA for each period of four consecutive fiscal quarters ended on June 30, 2005 and September 30, 2005, (A) Consolidated EBITDA for the period of four consecutive fiscal quarters ending June 30, 2005, shall be increased by $1,550,000 and (B) Consolidated EBITDA for the period of four consecutive fiscal quarters ending September 30, 2005, shall be increased by $775,000, in each case, representing the rebate deemed to be received by the Borrower pursuant to the McLane Distribution Service Agreement during such periods; and
     (viii) solely for the purpose of determining Consolidated EBITDA for each period of four consecutive fiscal quarters ended on June 30, 2005 and September 30, 2005, Consolidated EBITDA shall be increased by $220,000 and $200,000, representing (y) the amount actually paid by the Borrower and its Subsidiaries on account of legal fees and (z) an amount equal to payments made by MAPCO Express to the State of Tennessee’s Division of Underground Storage Tanks Fund, respectively.”
          (b) Section 1.1 to the Credit Agreement is hereby further amended by adding the following proviso at the end of the definition of “Consolidated Fixed Charges”:
     “provided, that for the purpose of determining Consolidated Fixed Charges for the fiscal quarters of the Borrower ending June 30, 2005, September 30, 2005 and December 31, 2005, Consolidated Fixed Charges for the relevant period (i) shall be deemed to equal Consolidated Fixed Charges for such fiscal quarter (and, in the case of the latter two such determinations, each previous fiscal quarter commencing after the Effective Date) multiplied by 4, 2 and 4/3, respectively and (ii) shall exclude any payment of scheduled amortization made on account of the Existing Credit Facilities during such period.”
          (c) Section 1.1 to the Credit Agreement is hereby further amended by deleting the parenthetical in the definition of “FQ1”, “FQ2”, “FQ3” and “FQ4” and substituting in lieu thereof the following:
     “(e.g., FQ1 2005 means the first fiscal quarter of the Borrowers’ 2005 fiscal year, which ends March 31, 2005).”
          (d) Section 1.1 to the Credit Agreement is hereby further amended by inserting at the end of the first sentence of the definition of “Indebtedness” the following:
     “;provided that, solely for the purposes of calculating the financial ratios set forth in Section 7.1 and calculating the Consolidated Leverage Ratio for purposes of determining the Applicable Margin, “Indebtedness” shall exclude the MFC Intercompany Debt.”
          3. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Amendment Effective Date”) on which the following conditions have been satisfied:
     (a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower.

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     (b) The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Grantor (as defined in the Guarantee and Collateral Agreement) and Delek US Holdings, Inc.
     (c) The Administrative Agent shall have received a Lender Consent Letter, substantially in the form of Exhibit B (a “Lender Consent Letter”), duly executed and delivered by the Required Lenders.
     (d) The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Amendment Effective Date.
     (e) On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment shall be reasonably satisfactory in form and substance to Administrative Agent and its counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.
          4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
     (a) Each Loan Party that is a party to this Amendment has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment. Each Loan Party that is a party to this Amendment has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with this Amendment or the execution, delivery, performance, validity or enforceability of this Amendment. This Amendment has been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
     (b) The execution, delivery and performance of this Amendment will not violate any material Requirement of Law or any Contractual Obligation of the Borrower or any of its respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

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     (c) Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).
     (d) The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the Amendment Effective Date.
     (e) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from this Amendment.
          5. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
          6. Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.
          7. GOVERNING LAW; Miscellaneous. (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page of this Agreement or of a Lender Consent Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
     (c) The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MAPCO EXPRESS, INC., as Borrower
By:	/s/ Uzi Yemin
	Name:	Uzi Yemin
	Title:	President

By:	/s/ Ed Morgan
	Name:	Ed Morgan
	Title:	Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:
Name:
Title:

[Signature Page to Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

MAPCO EXPRESS, INC., as Borrower
By:
Name:
Title:

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC., as Administrative Agent
By:	/s/ V. Paul Arzouian
	Name:	V. Paul Arzouian
	Title:	Authorized Signatory

[Signature Page to Amendment]

EXHIBIT A
ACKNOWLEDGEMENT AND CONSENT
          Reference is made to the First Amendment, dated as of August 18, 2005 (the “Amendment”), to the Amended and Restated Credit Agreement, dated as of April 28, 2005 (as amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (“MAPCO Express”), and MAPCO FAMILY CENTERS, INC., a Delaware corporation (“MAPCO Family), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”). SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”). BANK LEUMI USA, as co-administrative agent (in such capacity, the. “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          Each of the undersigned parties to the Guarantee and Collateral Agreement, dated as of April 28, 2005, and the other Security Documents hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duty executed and delivered by their respective proper and duty authorized officers as of August [ILLEGIBLE] 2005.

DELEK US HOLDINGS, INC.
By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	President

By:	/s/ Ed Morgan
	Name:	Ed Morgan
	Title:	Chief Financial Officer

MAPCO EXPRESS, INC.
By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	President

By:	/s/ Ed Morgan
	Name:	Ed Morgan
	Title:	Chief Financial Officer

[Signature Page to Acknowledgement and Consent]

GASOLINE ASSOCIATED SERVICES, INC.
By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	President

By:	/s/ Ed Morgan
	Name:	Ed Morgan
	Title:	Chief Financial Officer

LIBERTY WHOLESALE CO., INC.
By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	President

By:	/s/ Ed Morgan
	Name:	Ed Morgan
	Title:	Chief Financial Officer

WILLIAMSON OIL CO. INC.
By:	/s/ [ILLEGIBLE]
	Name:	[ILLEGIBLE]
	Title:	President

By:	/s/ Ed Morgan
	Name:	Ed Morgan
	Title:	Chief Financial Officer

[Signature Page to Acknowledgement and Consent]

EXHIBIT B
LENDER CONSENT LETTER
MAPCO EXPRESS, INC. and MAPCO FAMILY CENTERS, INC.
AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF APRIL 28, 2005
To: Lehman Commercial Paper Inc.,
      as Administrative Agent
     745 Seventh Avenue
     New York, New York 10019
     Attn: Brian McNany
Ladies and Gentlemen:
          Reference is made to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 28, 2005. (as amended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among MAPCO EXPRESS, INC., a Delaware corporation (“MAPCO Express”), and MAPCO FAMILY CENTERS, INC., a Delaware corporation (“MAPCO Family”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the “Arranger”), SUNTRUST BANK, as syndication agent (in such capacity, the “Syndication Agent”), BANK LEUMI USA, as co-administrative agent (in such capacity, the “Co-Administrative Agent”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          MAPCO Express, as the Borrower, has requested that the Required Lenders consent to the amendment of certain provisions of the Credit Agreement solely on the terms described in the First Amendment, dated as of August 18, 2005, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Amendment”).
          Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:

Dated: August _, 2005

Accepted and agreed:
LEHMAN COMMERCIAL PAPER INC., as
   Administrative Agent

By:	/s/ V. Paul Arzouian
	Name:	V. Paul Arzouian
	Title:	Authorized Signatory

[Signature Page to Lender Consent Letter]